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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                September 5, 2002
                Date of Report (Date of earliest event reported)


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)

         Cayman Islands                    1-10809                98-0191089
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

              XL House, One Bermudiana Road, Hamilton, Bermuda HM11
                    (Address of principal executive offices)

                                 (441) 292-8515
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5. Other events.


On September 5, 2002, XL Capital Ltd issued the press release attached as
Exhibit 99(a) and incorporated by reference herein.


Item 7. Financial Statements and Exhibits.


        (c) Exhibits.  The following exhibit is filed herewith:

        Exhibit No.    Description

        99(a) Press Release ("XL Capital Announces That Contingent Additional Principal Will Accrue On Its Liquid Yield Option(TM) Notes Due 2021") dated September 5, 2002.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 5, 2002


                                 XL CAPITAL LTD


                                 By:    /s/ Christopher V. Greetham
                                        ---------------------------------------
                                        Name:   Christopher V. Greetham
                                        Title:  Executive Vice President &
                                                Chief Investment Officer



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                                                                   Exhibit 99(a)


                                                                  XL Capital Ltd
                                                                        XL House
                                                             One Bermudiana Road
                                                          Hamilton HM 11 Bermuda
                                                           Phone: (441) 292-8515
                                                             Fax: (441) 292-5280

NEWS RELEASE

IMMEDIATE

Contact:      Gavin R. Arton                               Roger R. Scotton
              Investor Relations                           Media Relations
              441-294-7104                                 441-294-7165


    XL CAPITAL ANNOUNCES THAT CONTINGENT ADDITIONAL PRINCIPAL WILL ACCRUE ON
              ITS LIQUID YIELD OPTION(TM) NOTES DUE 2021 ("LYONs")

Hamilton, Bermuda (September 5, 2002) - XL Capital Ltd (NYSE: XL) ("XL") announced today that Contingent Additional Principal (as defined in the indenture governing the LYONs) in the amount of 50 basis points will accrue on XL's LYONs for the period from September 7, 2002 through September 6, 2003. This accrual is required by the indenture governing the LYONs because XL's ordinary shares had a closing price of less than $76.02 for at least 20 trading days during the 30 consecutive trading day period ended September 4, 2002.

XL Capital Ltd, through its operating subsidiaries, is a leading provider of insurance and reinsurance coverages and financial products to industrial, commercial and professional service firms, insurance companies, and other enterprises on a worldwide basis. As of June 30, 2002, XL Capital Ltd had consolidated assets of approximately $31.2 billion and consolidated shareholders' equity of approximately $5.4 billion. More information about XL Capital Ltd is available at www.xlcapital.com.

This press release contains forward-looking statements which involve inherent risks and uncertainties. Statements that are not historical facts, including statements about XL's beliefs, plans or expectations, are forward-looking statements. These statements are based on current plans, estimates and expectations. Actual results may differ materially from those projected in such forward-looking statements and therefore you should not place undue reliance on

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them. A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in XL's most recent annual report on Form 10-K, quarterly report on Form 10-Q and XL's other documents on file with the Securities and Exchange Commission. XL undertakes no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future developments or otherwise.

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